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                           AIM DEVELOPING MARKETS FUND
                             AIM GLOBAL ENERGY FUND
                       AIM GLOBAL FINANCIAL SERVICES FUND
                           AIM GLOBAL HEALTH CARE FUND
                     AIM GLOBAL SCIENCE AND TECHNOLOGY FUND
                                 AIM LIBRA FUND
                            AIM STRATEGIC INCOME FUND

                   (SERIES PORTFOLIOS OF AIM INVESTMENT FUNDS)

                          Supplement dated May 2, 2003
         to the Statement of Additional Information dated March 3, 2003

The following information is added after the fourteenth bullet point of the third paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" of the Statement of Additional Information:

         "Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement;"